Exhibit 10.2
[Execution Copy]
GUARANTY AGREEMENT
     This GUARANTY AGREEMENT (this “Agreement”) made as of August 26, 2005 by each of FIRSTCITY FINANCIAL CORPORATION, a Delaware corporation, FIRSTCITY COMMERCIAL CORPORATION, a Texas corporation, FIRSTCITY EUROPE CORPORATION, a Texas corporation, FIRSTCITY HOLDINGS CORPORATION, a Texas corporation, FIRSTCITY INTERNATIONAL CORPORATION, a Texas corporation, FIRSTCITY MEXICO, INC., a Texas corporation, and FIRSTCITY SERVICING CORPORATION, a Texas corporation (each such entity, and any other Person which becomes a Guarantor pursuant to Section 25 hereof, a “Guarantor”, and collectively, the “Guarantors”), in favor of BANK OF SCOTLAND, a federal branch under applicable United States banking law of a Scottish banking institution, as agent (in such capacity, and including its successors and assigns in such capacity, the “Agent”) for the lenders (the “Lenders”) from time to time party to the Revolving Credit Agreement referred to below.
W I T N E S S E T H
     WHEREAS, FH Partners, L.P., a Texas limited partnership (the “Borrower”), the Lenders and the Agent are party to the Revolving Credit Agreement, dated as of August 26, 2005 (as amended, modified or supplemented from time to time, the “Revolving Credit Agreement”) (each capitalized term used but not defined herein shall have the meaning specified therefore in the Revolving Credit Agreement);
     WHEREAS, each Guarantor will derive substantial direct and indirect benefit from the Loans made to the Borrower pursuant to the Revolving Credit Agreement; and
     WHEREAS, it is a condition precedent to the Lenders entering into the Revolving Credit Agreement and making extensions of credit thereunder that each Guarantor guaranty all obligations of the Borrower under and in respect of the Revolving Credit Agreement and the Loan Documents.
     NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Guarantor hereby agrees as follows:
     1. The Guaranty. (a) Each Guarantor hereby unconditionally and irrevocably guarantees to the Lenders, on a joint and several basis, the prompt and complete payment when due of any and all of the present and future indebtedness and obligations (mature or contingent) of the Borrower to the Lenders, whether direct or indirect, absolute or contingent, due or to become due, secured or unsecured, now existing or hereafter arising or acquired (whether by way of discount, letter of credit, lease, loan, overdraft or otherwise and including without limitation all indebtedness and obligations arising under or pursuant to the Loan Documents, including, without limitation, all interest which may be payable on such indebtedness and obligations prior to or during the pending of any insolvency or similar proceeding with respect to the Borrower.

All such indebtedness and obligations are referred to in this Agreement as the “Indebtedness” and will be payable by such Guarantor to the Agent, on behalf of the Lenders, at its office set opposite its name on the signature page hereof, or at such other payment office as the Agent may notify such Guarantor of in writing, with respect to all Indebtedness, immediately on demand in the event of any default of the Borrower with respect to such Indebtedness or any part thereof, without setoff or counterclaim. If any Lender is prevented by law from accelerating any of the Indebtedness in accordance with the terms of any agreement or instrument governing the same the Agent shall be entitled to receive hereunder from such Guarantor, upon demand therefor, the sum which would have otherwise been due had such acceleration occurred.
          (b) Anything herein or in any other Loan Document to the contrary notwithstanding, the maximum liability of each Guarantor hereunder (said maximum liability, its “Maximum Guaranteed Amount”) shall in no event exceed such amount which can be guaranteed by such Guarantor under applicable federal and state laws relating to the insolvency of debtors.
          (c) The Guarantors hereby agree, as among themselves, that the ultimate responsibility for payment of the Obligations of the Borrower shall be equitably apportioned among the Guarantors in the proportion that each Guarantor has benefited from the making by the Lenders of the Loans under the Revolving Credit Agreement or, with respect to any Guarantor, if greater, in proportion to the respective net worth of that Guarantor relative to all other Guarantors (such net worth amounts determined in a manner such that none of the obligations of any Guarantor hereunder would be subject to avoidance as a fraudulent transfer or conveyance under Section 548 of Title 11 of the United States Code or any comparable provisions of applicable state law). If any Guarantor (an “Overpaying Guarantor”) shall pay an amount (including any amounts of recoveries against any property of such Guarantor under any Security Document) with respect to the Obligations of the Borrower in excess of its proportionate share, determined as set forth in this subsection (c), each other Guarantor shall make a payment to such Overpaying Guarantor in an amount such that the aggregate amount of each Guarantor’s payments hereunder (together any amounts of recoveries against the property of such Guarantor under any Security Document) reflects its proportionate share of the Borrower’s Obligations, as so determined. The foregoing agreement is intended to set forth only the rights and obligations of the Guarantors among themselves and shall in no way affect the obligations of any Guarantor to the Agent or any Lender hereunder (including, without limitation, the joint and several nature of such obligations) or under any other Loan Document. Until the Indebtedness has been indefeasibly paid in full (except for contingent indemnification and expense reimbursement obligations for which a claim has not yet been made) and all Commitments shall have terminated, each Guarantor shall withhold exercise of any right of contribution hereunder against any other Guarantor.
          (d) Each Guarantor agrees that the Indebtedness may at any time and from time to time exceed the Maximum Guaranteed Amount without impairing this Agreement or affecting the rights and remedies of the Agent and the Lenders hereunder.
          (e) No payment or payments made by the Borrower, any other guarantor or any other Person or received or collected by the Agent or any Lender from the Borrower, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time in reduction of or in payment of the Indebtedness shall be deemed to modify, reduce, release or otherwise affect the liability of any Guarantor hereunder which shall, notwithstanding any such payment or payments other than payments made to the Agent by such Guarantor or payments received or collected by the Agent from such Guarantor, remain liable for the Indebtedness up to its Maximum Guaranteed Amount until the Indebtedness is indefeasibly paid in full.
     2. Bankruptcy. Additionally, each Guarantor unconditionally and irrevocably guarantees the payment of any and all Obligations of the Borrower, whether or not due or payable, upon the occurrence in respect of the Borrower of any of the events specified in Section 9 of the Revolving Credit Agreement (including, without limitation, Section 9.7 thereof) and unconditionally promises to pay such Indebtedness to the Agent on behalf of the Lenders, or order, on demand, in lawful money of the United States, without setoff or counterclaim.
     3. Independent Obligation. (a) The obligations of each Guarantor hereunder are independent of the obligations of each other Guarantor and of any other guarantor or the Borrower, and any security for or other guarantee of the Indebtedness of the Borrower, and a separate action or actions may be brought and prosecuted against each Guarantor whether or not action is brought against any Guarantor hereunder or any other guarantor or the Borrower or any security held by the Agent and without pursuing any other remedy, and whether or not any other guarantor or the Borrower be joined in any such action or actions. Each Guarantor waives, independently and separately, to the fullest extent permitted by law, the benefit of any statute of limitations affecting its liability hereunder or the enforcement thereof. Any payment by the Borrower or other circumstance which operates to toll any statute of limitations as to the Borrower shall operate to toll the statute of limitations as to each Guarantor. The Agent’s and Lenders’ rights under this Agreement will not be exhausted by any action or inaction by the Agent or the Lenders until all of the Indebtedness has been indefeasibly paid in full.
          (b) The liability of each Guarantor hereunder is not affected or impaired by any direction or application of payment by the Borrower or by any other party, or by any other guarantee or undertaking of any other guarantor or any other party as to the Indebtedness of the Borrower, by any payment on, or in reduction of, any such other guarantee or undertaking, by the termination, revocation or release of any obligations under the Revolving Credit Agreement or of any other guarantor, by the dissolution or termination of the Borrower, or by any payment made to the Agent or the Lenders on the Indebtedness which the Agent or the Lenders repay to the Borrower or any other guarantor or other Person, whether pursuant to court order, in any bankruptcy, reorganization, arrangement, moratorium or other debtor relief proceeding or any other fact or circumstance which would otherwise excuse the obligation of a guarantor or surety, and each Guarantor, independently and separately, waives any right to the deferral or modification of such Guarantor’s obligations hereunder by reason of any such proceeding, fact or circumstance. This Agreement shall continue to be effective in accordance with its terms, or be reinstated, as the case may be, if at any time payment, or any part thereof, of or with respect to any of the Indebtedness is rescinded or must otherwise be restored or returned by the Agent or a Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower or any other payor thereof, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Borrower or any other payor thereof or any substantial part of its property, or otherwise, all as though such payments had not been made.
     4. Authorization. Each Guarantor authorizes the Agent and the Lenders without notice or demand, and without affecting or impairing the Guarantor’s liability hereunder, from time to time to (a) renew, compromise, extend, increase, accelerate or otherwise change the time for payment of, or otherwise change the terms of, the Obligations of the Borrower or any part thereof, including any increase or decrease of the rate of interest thereon, (b) take and hold security from the Borrower, any guarantor or any other party for the payment of this guaranty or the Indebtedness and subordinate, compromise, exchange, enforce, waive and release any such security or accept additional or substituted security, (c) apply such security and direct the order or manner of sale thereof as the Agent in its discretion may determine, and (d) release, add or substitute any one or more endorsers, guarantors or other obligors. Any modifications, renewals and extensions of the Indebtedness may be made at any time by the Agent or the Lenders, before or after any termination of the Revolving Credit Agreement, and each Guarantor shall be fully liable, jointly and severally, for any such modifications, renewals or extensions.
     5. Reliance. It is not necessary for the Lenders or the Agent to inquire into the capacity or powers of the Borrower or the officers, directors, partners or agents acting or purporting to act on its behalf, and any indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder. Each Guarantor assumes full responsibility for keeping fully informed of the financial condition of the Borrower and all other circumstances affecting the Borrower’s ability to perform its obligations to the Agent and the Lenders, and agrees that neither the Agent nor any Lender will have any duty to report to any Guarantor any information which the Agent or any Lender receives about the Borrower’s financial condition or any circumstances bearing on its ability to perform, and expressly waives any right to receive such information and any defense based upon failure to receive such information.
     6. Subordination. Any indebtedness of the Borrower now or hereafter held by any Guarantor, whether in connection with this Agreement or whether completely independent of this Agreement and the indebtedness, is hereby subordinated to the Indebtedness of the Borrower to the Lenders; and such indebtedness of the Borrower to any Guarantor shall be collected, enforced and received by such Guarantor as trustee for the Lenders and be paid over to the Lenders on account of the Indebtedness of the Borrower to the Lenders, but without affecting or impairing in any manner the liability of the Guarantor under the other provisions of this Agreement. Each Guarantor further agrees that it will not assert any claim against the Borrower until all Indebtedness has been completely satisfied. Prior to the transfer by any Guarantor of any note or negotiable instrument evidencing any indebtedness of the Borrower to such Guarantor, such Guarantor shall mark such note or negotiable instrument with a legend that the same is subject to this subordination.
     7. Waivers of Defenses. Each Guarantor, independently and separately, waives: (a) all statutes of limitation as to the Indebtedness, this Agreement or otherwise as a defense to any action brought against such Guarantor by the Agent or any Lender, to the fullest extent permitted by law; (b) any defense based upon any legal disability of the Borrower or any discharge or limitation of the liability of the Borrower to the Agent or the Lenders, whether consensual or arising by operation of law or any bankruptcy, insolvency, or debtor-relief proceeding, or from any other cause; (c) presentment, demand, protest and notice of any kind; (d) any defense based upon or arising out of any defense which the Borrower may have to the payment or performance of any part of the Indebtedness; (e) any defense based upon any disbursements by the Agent or the Lenders to the Borrower pursuant to any agreements or instruments governing the Indebtedness whether same be deemed an additional advance or be deemed to be paid out of any special interest or other fund accounts, as constituting unauthorized payments hereunder or amounts not guaranteed by this Agreement; (f) all rights to participate in any security held by the Agent or the Lenders for the Indebtedness; (g) irregularity or unenforceability of any agreement or instrument representing or governing the Indebtedness; (h) any request that the Agent or a Lender be diligent or prompt in making demands hereunder or under any agreement or instrument representing or governing the Indebtedness; and (i) any other defense in law or equity (except the defense that the Indebtedness has been indefeasibly paid in full) which, under applicable law, would release the obligation of a guarantor or surety, until the Indebtedness has been indefeasibly paid in full.
     8. Representations and Warranties. Each Guarantor represents, warrants and agrees (which representations, warranties and agreements shall survive such Guarantor’s execution of this Agreement) that this Agreement is in proper legal form under the laws of such Guarantor’s jurisdiction of incorporation and principal location for enforcement thereof against Guarantor in the courts of any such jurisdiction. In any legal action upon this Agreement in any such jurisdiction, the choice of law set forth in Section 15 hereof would be given effect by the courts of such jurisdiction.
     9. Waiver of Subrogation; Certain Covenants of Guarantors.
          (a) Each Guarantor hereby irrevocably waives (but only until the final indefeasible payment and satisfaction of all Obligations due to the Agent and the Lenders) any claim or other rights which it may now have or hereafter acquire against the Borrower or any other guarantor that arise from the existence, payment, performance or enforcement of such Guarantor’s obligations under this Agreement or any other Loan Document, including (without limitation) any right of subrogation, reimbursement, exoneration, contribution, indemnification, any right to participate in any claim or remedy of the Lenders and the Agent against the Borrower or any other guarantor or any collateral which the Agent or any Lender now has or hereafter acquires, whether or not such claim, remedy or right arises in equity, or under contract, statute or common law including (without limitation) the right to take or receive from the Borrower, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim or other rights. If any amount shall be paid to any Guarantor in violation of the preceding sentence and the Obligations shall not have been paid in full and the Commitments terminated, such amount shall be deemed to have been paid to such Guarantor for the benefit of, and held in trust for the benefit of, the Lenders and the Agent and shall forthwith be paid to the Agent on behalf of the Lenders to be credited and applied upon the Obligations, whether matured or unmatured, in accordance with the terms of the Revolving Credit Agreement. Each Guarantor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated by the Revolving Credit Agreement and that the waiver set forth in this Agreement is knowingly made in contemplation of such benefits.

          (b) Each Guarantor hereby agrees to comply with each covenant and other agreement set forth in the Revolving Credit Agreement which relates to such Guarantor. Without limiting the generality of the foregoing, for these purposes a covenant or agreement in the Revolving Credit Agreement will be deemed to relate to a Guarantor if such covenant or agreement refers in any way to a “Guarantor”, a “guarantor”, or refers specifically to such Guarantor. In furtherance and not in limitation of the foregoing, a covenant or agreement set forth in the Revolving Credit Agreement shall be deemed to relate to a Guarantor if such covenant or agreement states that a Guarantor, guarantor, or Loan Party will take an action or observe a duty or cause a condition or event to exist or will not take an action or permit an event or condition to exist and whether such covenant or agreement is formulated as a direct obligation of a Guarantor, guarantor, or Loan Party or as an obligation of the Borrower to cause any such Person to take an action or observe a duty or to ensure that an action is taken by any such Person or to cause a condition or event to exist with respect to any such Person or to ensure that the same exists with respect to any Person or to cause or ensure that a specified action is not taken by such a Person or a condition or event does not exist with respect to any such Person.
     10. Default. The Agent may declare any Guarantor in default under this Agreement, and may exercise all of its rights hereunder and demand payment of the aggregate outstanding principal amount of all Indebtedness, if such Guarantor fails to perform any of its obligations under this Agreement or if the Guarantor becomes the subject of any bankruptcy, insolvency, arrangement, reorganization, moratorium, or other debtor-relief proceeding under any law, whether now existing or hereafter enacted, or upon the appointment of a receiver for, or the attachment, restraint of or making or levying of any order of court or legal process affecting, the property of such Guarantor.
     11. Right of Setoff. In addition to all rights of setoff or lien against any moneys, securities or other property of any Guarantor given to the Agent or any Lender by law, upon the occurrence of any default under any agreement or instrument governing any of the Indebtedness or under this Agreement, the Agent and each Lender is authorized at any time and from time to time following an Event of Default, without notice to any Guarantor or to any other Person, any such notice being hereby expressly waived, independently and separately, by each Guarantor, to set-off and apply any and all deposits (general) and any other indebtedness at any time held or owing by the Agent or any Lender to or for the credit or the account of such Guarantor against and on account of the obligations of such Guarantor under this Agreement, irrespective of whether or not the Agent or such Lender shall have made any demand hereunder or any demand for payment of any Indebtedness and although said obligations, liabilities or claims, or any of them, shall be contingent or unmatured.
     12. Costs and Expenses. In addition to the amounts guaranteed hereunder, each Guarantor agrees to pay the Agent’s and the Lenders’ reasonable out-of-pocket costs and expenses, including but not limited to legal fees and disbursements, incurred in any effort to collect or enforce any of the Indebtedness or this Agreement, whether or not any lawsuit is filed. Until paid to the Agent or the Lenders, such sums will bear interest at the Past-Due Rate; provided that if such interest exceeds the maximum amount permitted to be paid under applicable law, then such interest shall be reduced to such maximum permitted amount. Interest accrued hereunder pursuant to this paragraph shall be payable on demand and shall be calculated on the basis of the actual number of days elapsed and a 360-day year.

     13. Cumulative Remedies. No delay or failure by the Agent or any Lender to exercise any right or remedy against, or to require performance by, the Borrower or any Guarantor or any other Person shall be construed as a waiver of that right, remedy or requirement. All remedies of the Agent and the Lenders against the Borrower and each Guarantor are cumulative. All powers of the Agent and the Lenders to exercise any right or remedy against, or to require performance by, any Loan Party shall remain in full force and effect until specifically waived or released by an instrument in writing executed by the Agent or the Lenders.
     14. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO CHOICE OF LAW DOCTRINE THAT WOULD RESULT IN THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.
     15.  Jurisdiction. Each Guarantor hereby agrees that ANY LEGAL ACTION OR PROCEEDING AGAINST SUCH GUARANTOR WITH RESPECT TO THIS AGREEMENT OR ANY OTHER AGREEMENTS OR DOCUMENTS CONTEMPLATED HEREBY OR REFERRED TO HEREIN MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK AS THE AGENT MAY ELECT, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT EACH GUARANTOR ACCEPTS AND CONSENTS FOR ITSELF AND IN RESPECT TO ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS AND AGREES THAT SUCH JURISDICTION SHALL BE EXCLUSIVE, unless waived by the Agent in writing, with respect to any action or proceeding brought by it against the Agent or any Lender and any questions relating to usury, and further consents (to the extent permitted by applicable law) to the service of process in any such action or proceeding being made upon such Guarantor by mail at the address stated alongside its name on the signature page hereof or at such other address as the Agent is notified of in writing in accordance with Section 18 hereof. Nothing herein shall limit the right of the Agent or the Lenders to bring proceedings against any Guarantor in the courts of any other jurisdiction. Each Guarantor covenants that it is and will remain subject to service of process in the State of New York so long as any of the Indebtedness is outstanding.
     16. Severability. If any one or more of the provisions contained in this Agreement or any document executed in connection herewith shall be invalid, illegal or unenforceable in any respect under any applicable law, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired.
     17. Taxes. All payments hereunder shall be made by each Guarantor to the Agent without setoff or counterclaim and in such amounts as may be necessary in order that all such payments received by the Agent, after withholding for or on account of any present or future taxes, levies, imposts, duties or other similar charges of whatsoever nature imposed on the amounts payable by such Guarantor hereunder by any government or any political subdivision or taxing authority thereof shall not be less than the amount required to be received by the Agent hereunder. In addition, each Guarantor shall on demand indemnify the Agent for all income taxes on additional amounts paid pursuant to the preceding sentence. With respect to each such deduction or withholding, the applicable Guarantor shall promptly (and in no event later than 30 days thereafter) furnish to the Agent such certificates, receipts and other documents as may be required to establish any tax credit, exemption or reduction in rate related thereto.
     18. Notices, Requests, Demands, Etc. Except as otherwise expressly provided herein, all notices, requests, demands or other communications to or upon the respective parties hereto shall be in writing and shall be deemed to have been duly given or made when delivered, if sent by Federal Express or other similar overnight delivery service, or three Business Days after mailing (when mailed, postage prepaid, by registered or certified mail, return receipt requested), or when sent if sent by telex or telecopier; in each case addressed to the party entitled to receive same to the address stated alongside its name on the signature page hereto (or to such other address as any party hereto may hereafter specify to the other in writing); provided that communications with respect to a change of address shall be deemed to be effective when actually received.
     19. Amendment. No provisions of this Agreement shall be waived, amended or supplemented except by a written instrument executed by the Agent and each Guarantor directly affected thereby.
     20. Miscellaneous. The provisions of this Agreement will bind and benefit the successors and assigns of each Guarantor, the Agent and the Lenders. The term “Borrower” will mean both the named Borrower and any other Person at any time assuming or otherwise becoming primarily liable on all or any part of the Indebtedness. The descriptive headings used in this Agreement are for convenience only and shall not be deemed to affect the meaning or construction of any provision hereof.
     21. Waiver of Claims. Each Guarantor hereby acknowledges, agrees and affirms that it possesses no claims, defenses, offsets, recoupment or counterclaims of any kind or nature against or with respect to the enforcement of this Agreement or any other Loan Document or any amendments thereto (collectively, the “Claims”), nor does such Guarantor now have knowledge of any facts that would or might give rise to any Claims. If facts now exist which would or could give rise to any Claim against or with respect to the enforcement of this Agreement or any other Loan Document, as any of the foregoing may have been amended by the amendments thereto, each Guarantor hereby unconditionally, irrevocably and unequivocally waives and fully releases any and all such Claims as if such Claims were the subject of a lawsuit, adjudicated to final judgment from which no appeal could be taken and therein dismissed with prejudice.
     22. Counterparts. This Agreement may be executed in any number of counterparts, and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Telecopied signatures hereto shall be of the same force and effect as an original of a manually signed copy.
     23. WAIVER OF JURY TRIAL. THE AGENT AND EACH GUARANTOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY AND ALL RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY OTHER AGREEMENT OR DOCUMENT RELATED

HERETO, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN), OR ACTIONS OF THE AGENT, THE LENDERS, THE BORROWER, ANY GUARANTOR OR ANY OTHER LOAN PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE AGENT ENTERING INTO THIS AGREEMENT AND SUCH OTHER AGREEMENTS AND DOCUMENTS AND FOR THE LENDERS ENTERING INTO THE REVOLVING CREDIT AGREEMENT.
     24. Joint and Several Obligations. The obligations of the Guarantors hereunder are joint and several.
     25. Additional Guarantors. With the prior written consent of the Agent, any Subsidiary or Affiliate of the Borrower may become a party hereto as an additional joint and several Guarantor by executing such instruments and agreements as the Agent may require. No consent or other action by any other Guarantor shall be required in order for any such Subsidiary or Affiliate to become an additional Guarantor hereunder.
     26. Integration.
          THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES HERETO WITH RESPECT TO THE MATTERS COVERED HEREBY AND THEREBY AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.
          THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
[Remainder of Page Intentional Blank — Signature Page to Follow]

     IN WITNESS WHEREOF, each party hereto has caused this Agreement to be duly executed as of the date first above written.
Address:

Attention: Legal Department	FIRSTCITY FINANCIAL CORPORATION
6400 Imperial Drive (deliveries)
Waco, Texas 76712	By:

Name: James C. Holmes
Attention: Legal Department		Title: Executive Vice President
P.O. Box 8216 (mail)
Waco, Texas 76714-8216

(254) 761-2953 (telecopier)

Attention: Legal Department	FIRSTCITY COMMERCIAL CORPORATION
6400 Imperial Drive (deliveries)
Waco, Texas 76712	By:

Name: James C. Holmes
Attention: Legal Department		Title: Executive Vice President
P.O. Box 8216 (mail)
Waco, Texas 76714-8216

(254) 761-2953 (telecopier)

Attention: Legal Department	FIRSTCITY EUROPE CORPORATION
6400 Imperial Drive (deliveries)
Waco, Texas 76712	By:

Name: James C. Holmes
Attention: Legal Department		Title: Executive Vice President
P.O. Box 8216 (mail)
Waco, Texas 76714-8216

(254) 761-2953 (telecopier)

Attention: Legal Department	FIRSTCITY HOLDINGS CORPORATION
6400 Imperial Drive (deliveries)
Waco, Texas 76712	By:

Name: James C. Holmes
Attention: Legal Department		Title: Executive Vice President
P.O. Box 8216 (mail)
Waco, Texas 76714-8216

(254) 761-2953 (telecopier)
[Signature page to Guaranty Agreement]

Attention: Legal Department	FIRSTCITY INTERNATIONAL CORPORATION
6400 Imperial Drive (deliveries)
Waco, Texas 76712	By:

Name: James C. Holmes
Attention: Legal Department		Title: Executive Vice President
P.O. Box 8216 (mail)
Waco, Texas 76714-8216

(254) 761-2953 (telecopier)

Attention: Legal Department	FIRSTCITY MEXICO, INC.
6400 Imperial Drive (deliveries)
Waco, Texas 76712	By:

Name: James C. Holmes
Attention: Legal Department		Title: Executive Vice President
P.O. Box 8216 (mail)
Waco, Texas 76714-8216

(254) 761-2953 (telecopier)

Attention: Legal Department	FIRSTCITY SERVICING CORPORATION
6400 Imperial Drive (deliveries)
Waco, Texas 76712	By:

Name: James C. Holmes
Attention: Legal Department		Title: Executive Vice President
P.O. Box 8216 (mail)
Waco, Texas 76714-8216

(254) 761-2953 (telecopier)

ACCEPTED BY:

BANK OF SCOTLAND, in its capacity as	565 Fifth Avenue
the Agent for the Lenders	New York, New York 10017

By:	(212) 883-6610 (telecopier)

Name: Amena Nabi
Title: Assistant Vice President
[Signature page to Guaranty Agreement]